Reorganization Under Chapter 11 of the Bankruptcy Code and Fresh-Start Accounting (Detail) (USD $) In Thousands, unless otherwise specified	May 31, 2010
Represents the adjustment of assets and liabilities to fair value
Defined benefit plans adjustment	$ (30,680)
Property, plant and equipment adjustment (d)	40,665
Investments in non-consolidated affiliates adjustment (e)	9,021
Noncontrolling interest adjustments (e)	(2,182)
Elimination of Predecessor's accumulated other comprehensive loss and other adjustments	(78,678)
Pretax income on fresh-start accounting adjustments	139,931
Tax related to fresh-start accounting adjustments (f)	(24,580)
Net gain on fresh-start accounting adjustments	115,351
Predecessor
Represents the adjustment of assets and liabilities to fair value
Goodwill	(87,728)
Intangible asset adjustment	(10,294)
Inventory adjustment (c)	8,136
Successor
Represents the adjustment of assets and liabilities to fair value
Goodwill	136,666
Intangible asset adjustment	$ 155,005